AEW REAL ESTATE FUND

Supplement dated July 1, 2014 to the AEW Real Estate Fund (the “Fund”) Summary Prospectus and Prospectus, each dated May 1, 2014 as may be revised and supplemented from time to time.

Effective July 1, 2014, AEW Capital Management, L.P., has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses (exclusive of brokerage expenses, interest expenses, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses) to 1.40%, 2.15%, 2.15%, 1.10% and 1.15% of the Fund’s average daily net assets for Class A, B, C, N and Y shares, respectively.

Effective July 1, 2014, NGAM Advisors, L.P. (“NGAM Advisors”) has given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for the Fund’s Class N shares.

Both of these undertakings are in effect through April 30, 2016.

Accordingly, the Annual Fund Operating Expenses table and the Example table within the section “Fund Fees & Expenses” are amended and restated as follows with respect to the Fund:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class N	Class Y
Management fees	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.00%
Other expenses	0.31%	0.30%	0.31%	2.34%	0.30%
Total annual fund operating expenses	1.36%	2.10%	2.11%	3.14%	1.10%
Fee waiver and/or expense reimbursement[1,2]	0.00%	0.00%	0.00%	2.19%	0.00%
Total annual fund operating expenses after the fee waiver and/or expense reimbursement	1.36%	2.10%	2.11%	0.95%	1.10%

1	The Fund’s investment adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.40%, 2.15%, 2.15%, 1.10% and 1.15% of the Fund’s average daily net assets for Class A, B, C, N and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2016 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Fund’s investment adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.40%, 2.15%, 2.15%, 1.10% and 1.15% of the Fund’s average daily net assets for Class A, B, C, N and Y shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
2	NGAM Advisors has given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for Class N shares. This undertaking is in effect through April 30, 2016 and may be terminated before then only with the consent of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example for Class N shares is based on Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first 22 months and on the Total Annual Fund Operating Expenses for the remaining periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$706	$981	$1,277	$2,116
Class B	$713	$958	$1,329	$2,242
Class C	$314	$661	$1,134	$2,441
Class N	$97	$578	$1,282	$3,157
Class Y	$112	$350	$606	$1,340

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class B	$213	$658	$1,129	$2,242
Class C	$214	$661	$1,134	$2,441

Effective July 1, 2014, the “Portfolio Holdings” paragraph within the section “More Information About the Funds’ Strategies” section of the prospectus is hereby amended and restated as follows:

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the section “Portfolio Holdings Information” in the SAI. A “snapshot” of each Fund’s investments may be found in its annual and semiannual reports. In addition, a list of each Fund’s full portfolio holdings, which is updated monthly after an aging period of at least 30 days (15 days for Vaughan Nelson Small Cap Value Fund and Vaughan Nelson Value Opportunity Fund and 10 business days after quarter-end for Natixis Oakmark Fund, Natixis Oakmark International Fund and Natixis U.S. Equity Opportunities Fund), is available on the Funds’ website at ngam.natixis.com (select the name of the Fund in the “Find a Fund” box). These holdings will remain accessible on the website until each Fund files its respective Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of Vaughan Nelson Small Cap Value Fund’s and Vaughan Nelson Value Opportunity Fund’s top 10 holdings as of the month-end is generally available within 7 business days after the month-end on the Fund’s website at ngam.natixis.com (select the name of a Fund in the “Find a Fund” box).

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